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                                                                   Exhibit 10.32


                           RENTAL SERVICE CORPORATION
                 FORM OF SURVIVOR PROTECTION PROGRAM AGREEMENT

     THIS AGREEMENT, made and entered into this ______ day of ________________, 19__, by and between Rental Service Corporation (the "Employer"), and
_________________________, an individual residing in the State of ____________
______________ (the "Employee").

     1. PURPOSE. The purpose of this Agreement is to acknowledge the value of the Employee's efforts and services to the Employer and to encourage the Employee's continued employment with the Employer by providing the Employee with certain assurances that, pursuant to the terms set forth in this Agreement, upon the Employee's death, the beneficiary designated by the Employee in this Agreement will receive benefits as set forth below.

     2. DEFINITIONS. The following words and phrases used in this Agreement shall have the meanings set forth in this Section 2, unless a clearly different meaning is required by the context in which the word or phrase is used:

          (a)  "BASE SALARY" - The Employee's compensation reportable under
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Section 3401 of the Internal Revenue Code of 1986, as amended, but excluding bonuses, commissions, and other extraordinary payments, on the date of the Employees' death in the case of the Pre-Retirement Survivor Benefit in paragraph 3 or on the date of the Employee's retirement in the case of the Post-Retirement Survivor Benefit in paragraph 4.

          (b)  "BENEFICIARY" - The person or persons designated by the Employee
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to receive benefits under this Agreement in the event of death of the Employee.

          (c)  "NORMAL RETIREMENT DATE" - The earlier of (i) the date on which
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an Employee attains age 62, or (ii) the date on which the Employee attains age
55 with seven Years of Service. For purposes of this Agreement, Years of Service will be determined pursuant to the Rental Service Corporation 401(k) Employee Savings Plan.

     3. PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the provisions set forth below, if the Employee dies while employed by the Employer, the Beneficiary shall be entitled to a benefit equal to [three] [two] times the Employee's Base Salary less $100,000; provided however that the benefit shall not exceed $500,000. Such benefit shall be payable in a single lump sum following the date of the Employee's death.

     4. POST-RETIREMENT SURVIVOR BENEFIT. Subject to the provisions set forth below, if the Employee dies after having terminated employment with the Employer and after attaining Normal Retirement Age, the Beneficiary shall be entitled to a benefit equal to [three] [two] times the Employee's Base Salary less $100,000; provided however that the benefit shall not exceed $500,000. Such benefit shall be payable in a single lump sum following the date of the Employee's death.
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     5.   DESIGNATION OF BENEFICIARY.

          (a)  DESIGNATION.  The following Beneficiary(ies) are to be considered
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Beneficiary(ies) and entitled to receive any benefit payments which may be due under this Agreement:

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     Unless clearly noted above by the Employee, all death benefits payable under this Agreement shall be paid in equal share to the Beneficiaries.

          (b)  REVOCATION.  The Employee may change the Beneficiary(ies) under
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this Agreement at any time up until his or her death by filing a change of
Beneficiary on a form provided by, or acceptable to, the Employer. The revocation of a prior designation is effective only after such form is delivered to the Employer.

          (c)  DEATH OF A DESIGNATED BENEFICIARY.  In the event that a
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Beneficiary predeceases the Employee, such Beneficiary's share shall be paid to the surviving Beneficiaries in equal shares unless otherwise indicated above.
In the event that no Beneficiary survives the Employee, any benefits due under this Agreement shall be paid to the Employee's estate.

     6. TERMINATION. In the event that, prior to the Employee's Normal Retirement Date, the Employee's employment with the Employer is terminated for any reason other than Employee's death this Agreement shall thereupon terminate and the Employer shall have no further obligation hereunder.

     7. FUNDING OF BENEFITS. Any life insurance policy, annuity contract or other asset purchased by the Employer or a grantor trust established by the Employer to assure itself of the funds to provide the benefits hereunder shall not serve in any way as security for the Employer's performance under this Agreement. The rights accruing to the Employee or any Beneficiary under this Agreement shall be solely those of any unsecured creditor of the Employer and all benefits paid hereunder shall be paid out of the general assets of the Employer.

     8.   CLAIMS PROCEDURE.

          (a)  FILING OF CLAIM.  If any benefits become payable under this
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Agreement, the Beneficiary(ies) shall file a claim for benefits by notifying the
Employer in writing and by providing a copy of a certified death certificate.
If the claim is wholly or partially denied, the Employer shall provide a written notice within ninety (90) days specifying the reason for the denial, the basis for such denial, and any additional material or information necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

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          (b)  REVIEW OF CLAIMS DECISION.  If a claim is denied and a review is
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desired, the Beneficiary shall notify the Employer in writing within sixty (60)
days after receipt of written notice of a denial of claim. In requesting a review, the Beneficiary may review this Agreement and submit any written issues and comments he or she feels are appropriate. The Employer shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement on which the decision is based.

     9. INDEPENDENT AGREEMENT. Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto. This Agreement shall not be construed as a contract of employment nor does it restrict the right of the Employer to discharge the Employee for proper cause or the right of the Employee to terminate his or her service with the Employer.

     10.  INTERPRETATION OF AGREEMENT.   In the interpretation of this
Agreement, capitalized terms shall have the meanings and definitions set forth in this Agreement. Where the context admits, words used in the singular in this Agreement shall include the plural and the plural shall include the singular. Headings and subheadings in this Agreement are for reference only and are not to be considered in the construction of this Agreement. The Employer has the power and discretion to interpret and construe the terms of this Agreement. Such power and discretion shall include, but shall not be limited to, the power and discretion to determine eligibility to participate in the Agreement and the amount and timing of any benefit payment and to decide claims.

     11. ASSIGNMENT. Neither the Employee nor any Beneficiary shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, nor shall such amounts be subject to seizure by any creditor of any Beneficiary, by a proceeding at law or in equity, and no such benefit shall be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, Employee's spouse, or any other Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate this Agreement, and the Employer shall thereupon have no further liability hereunder.

     12.  EMPLOYER-OWNED LIFE INSURANCE.

          (a)  EMPLOYER OWNS ALL RIGHTS.  In the event that, in its discretion,
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the Employer or a grantor trust established by the Employer purchases a life insurance policy or policies insuring the life of the Employee to allow the Employer to informally finance and/or recover, in whole or in part, the cost of providing benefits under this Agreement, neither the Employee nor any Beneficiary shall have any rights whatsoever in such policy or policies. The Employer or a grantor trust established by the Employer shall be the sole owner and beneficiary of any such policy or policies and shall possess and may exercise all incidents of ownership.

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          (b)  EMPLOYEE COOPERATION.  If the Employer decides to purchase a life
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insurance policy or policies on the Employee, the Employer will so notify the
Employee. The Employee shall consent to being insured for the benefit of the Employer and shall take whatever actions may be necessary to enable the Employer to timely apply for and acquire such life insurance and to fulfil the requirements of the insurance carrier relative to the issuance of such policy or policies.

          (c)  EMPLOYEE MISREPRESENTATION.  If the Employee is required by this
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Agreement to submit any information to any insurance carrier and the Employee makes a material misrepresentation in any application for such insurance and as a result of such material misrepresentation the insurance carrier is not required to pay all or part of the proceeds provided under that insurance, then the Employee's (or the Employee's Beneficiary's) rights to any benefits under this Agreement may be, at the sole discretion of the Employer, forfeited.

     13. NAMED FIDUCIARY. For purposes of the Employee Retirement Income Security Act of 1974 (the "Act"), the Employer is the "named fiduciary" of this Agreement for which this Agreement is hereby designed as the written plan instrument.

     14. AMENDMENT. This Agreement may be altered, amended, or revoked by a written instrument signed by the Employer and the Employee.

     15. GOVERNING LAW. The law of the State of Arizona shall govern this Agreement, except to the extent preempted by the Act.

     16. SUICIDE. Notwithstanding any other provision of this Agreement, this Agreement shall be void with respect to the Employee if the Employee dies by reason of suicide within two (2) years after the date of this Agreement, and no benefit shall be payable under this Agreement to the Employee, his Beneficiary, or any person claiming under him.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

                    RENTAL SERVICE CORPORATION


                    By:_____________________________________
                      Its:__________________________________


                    EMPLOYEE

                    _______________________________________

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